Exhibit 32.1

Certification pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-oxley act of 2002

In connection with the Annual Report of Nevada Canyon Gold Corp. (the “Company”) on Form 10-K for the year ended December 31, 2018, as filed with the Securities and Exchange Commission on or about the date hereof (“Report”), I, Jeffrey A. Cocks, the Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 1, 2019	/s/ Jeffrey A. Cocks
Jeffrey A. Cocks Chief Executive Officer, Chief Financial Officer, (Principal Executive Officer and Principal Accounting Officer)